Exhibit 99.1
MEMORANDUM OF UNDERSTANDING
     THIS MEMORANDUM OF UNDERSTANDING is made and entered into as of this 7th day of February, 2006, by and among FUNimation Productions Management, LLC, a limited liability company organized and existing under the laws of Texas (“FUN Seller”), FUNimation General Partnership, a Texas general partnership organized and existing under the laws of Texas (“GP Seller”), FUNimation Management Company, LLC, a limited liability company organized and existing under the laws of Texas (“Management Seller”), each individual (“Individual”) signatory hereto, (each of FUN Seller, GP Seller, Management Seller, and each Individual a “Seller” and collectively, the “Sellers”), FUNimation Productions, Ltd., a limited partnership organized and existing under the laws of Texas, The FUNimation Store, Ltd., a limited partnership organized and existing under the laws of Texas (respectively, “Productions Company” and “Store Company” each a “Company” and collectively, the “Companies”), and Daniel Cocanougher as the representative of all Sellers (the “Seller Representative”), and Navarre CP, LLC, a limited liability company organized and existing under the laws of Minnesota (“Navarre CP”), Navarre CS, LLC, a limited liability company organized and existing under the laws of Minnesota (“Navarre CS”), and Navarre CLP, LLC, a limited liability company organized and existing under the laws of Minnesota (“Navarre CLP” and collectively with Navarre CP and Navarre CS, the “Buyers”), and Navarre Corporation, a corporation organized and existing under the laws of Minnesota (“Navarre”).
     WHEREAS, the Sellers, Companies, Seller Representative, Buyers and Navarre entered into that certain Partnership Interest Purchase Agreement, dated January 10, 2005, pursuant to which the Buyers acquired all of the outstanding limited partnership interests and general partnership interests of the Companies on May 11, 2005 (the “Purchase Agreement”);
     WHEREAS, pursuant to Sections 1.4 and 5.13 of the Purchase Agreement certain post-closing calculations, and potentially payments, may be required to be made by the Buyers or Sellers, as the case may be (the “Post Closing Adjustments”); and
     WHEREAS, notwithstanding anything in the Purchase Agreement to the contrary, the Sellers, Companies, Seller Representative, Buyers and Navarre desire to complete and finalize the Post Closing Adjustments, and certain other matters, as set forth in this Memorandum of Understanding.
     NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:
     1.      Post Closing Adjustments. Notwithstanding anything in the Purchase Agreement to the contrary, the Sellers, Companies, Seller Representative, Buyers and Navarre agree to complete and finalize the Post Closing Adjustments as follows:
          (a)      Closing Accounts Receivable. The Buyers and the Companies shall retain all right, title and interest in and to the Closing Accounts Receivable and shall not be obligated to reassign all or any portion of the Closing Accounts Receivable to the Seller Representative.

          (b)     A/R Amount. Within five (5) days following the execution and delivery of this Memorandum of Understanding, the Buyers and Seller Representative shall direct the Escrow Agent to release from the Escrow Account to Navarre the A/R Amount by executing and delivering to the Escrow Agent the escrow notice substantially in the form attached hereto as Exhibit A (the “Escrow Notice”).
          (c)     Indemnification Cash. Within five (5) days following the execution and delivery of this Memorandum of Understanding, the Buyers and Seller Representative shall direct the Escrow Agent to release from the Escrow Account $10,000,000 of the Indemnification Cash to Navarre and $10,000,000 of the Indemnification Cash to the Seller Representative, with any and all interest thereon earned in the Escrow Account to be released to the Seller Representative, by executing and delivering to the Escrow Agent the Escrow Notice.
          (d)     Cash Payment. Within five (5) days following the execution and delivery of this Memorandum of Understanding, Navarre shall make a payment to the Seller Representative in an amount equal to $680,000 in cash or certified funds or by wire transfer.
          (e)     Termination of Escrow Agreement. Concurrently with the delivery of the Escrow Notice to the Escrow Agent and the disbursement of amounts as provided in the Escrow Notice, the Escrow Agreement is terminated.
          (f)     No Known Claims. Each of the parties hereto acknowledges and agrees that, as of the date hereof, after giving effect to this Memorandum of Understanding, no party hereto has any claim against any other party hereto arising out of the Purchase Agreement or the transactions contemplated thereby or consummated thereunder, including without limitation any claims under Article 8 of the Purchase Agreement.
          (g)     Termination of Indemnification. Each of the parties hereto agrees that no further claims of any kind or nature may be brought under the Purchase Agreement or in connection with the transactions contemplated thereby, including without limitation pursuant to Article 8 thereof; provided that Seller shall continue to have the right to receive payments pursuant to Section 1.5 of the Purchase Agreement and to make claims in connection therewith.
     2.      Mutual Releases. The Sellers, Companies, Seller Representative, Buyers and Navarre agree to the following releases:
          (a)     Buyer Release. The Companies, Buyers and Navarre, for themselves, and their respective successors, assigns, subsidiaries, affiliates, insurers, officers, directors, governors, members, shareholders, employees, managers, agents, and attorneys hereby release and forever discharge the Sellers and the Seller Representative and their respective successors, assigns, subsidiaries, affiliates, insurers, officers, directors, governors, members, shareholders, employees, managers, agents, attorneys and assigns, from any and all actions, liabilities, liens, debts, damages, claims, suits, judgments, executions and demands of every kind, nature and description, whether based on common law or statutory law (collectively, a “Claim”), that the Companies, Buyers and/or Navarre has, had, or may have against the Sellers and/or the Seller Representative up to the date of this Memorandum of Understanding, except for any Claims arising out of this Memorandum of Understanding or any documents or agreements executed in connection therewith or any action or event occurring after the date hereof.
          (b)     Seller Release. The Sellers and Seller Representative, for themselves, and their respective successors, assigns, subsidiaries, affiliates, insurers, officers, directors, governors, members, shareholders, employees, managers, agents, and attorneys hereby release and forever discharge the Companies, Buyers and Navarre and their respective successors, assigns, subsidiaries, affiliates, insurers, officers, directors, governors, members, shareholders, employees, managers, agents, attorneys and assigns, from any and all Claims, that the Sellers and/or Seller Representative has, had, or may have against the Companies, Buyers and/or Navarre up to the date of this Memorandum of Understanding, except for any Claims arising out of this Memorandum of Understanding or any documents or agreements executed in connection therewith or any action or event occurring after the date hereof.
     3.     Non-Disparagement. The parties hereto agree that no party will make any statements or other communications, oral or written, to any third party disparaging the reputation or character of any other party hereto, or their respective partners or advisors, as the case may be, nor will they disparage any product or service offered or business conducted by either party. Each party hereto agrees to indemnify and hold harmless the other from and against any loss, cost, liability or expense (including reasonable attorneys’ fees) arising out of or resulting from a breach of this Section 3.
     4.     Capitalized Terms. All capitalized terms not defined herein shall have the meanings forth in the Purchase Agreement.
     5.     Enforceability. In the event that any one or more of the provisions of this Memorandum of Understanding is invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.
     6.     Law Governing. THIS MEMORANDUM OF UNDERSTANDING IS INTENDED AS A CONTRACT UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF MINNESOTA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES WOULD PERMIT OR REQUIRE THE APPLICATION OF LAW OF ANY OTHER JURISDICTION), INCLUDING WITHOUT LIMITATION AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY, ENFORCEABILITY AND PERFORMANCE.
     7.     Entire Agreement. This Memorandum of Understanding constitutes the entire agreement among the parties hereto relating to the subject matter hereof, and supersedes and cancels any and all prior agreements among them, relating to the subject matter hereof and may not be amended or modified except by a written agreement signed by each party hereto.

     8.     Successors in Interest. This Memorandum of Understanding shall inure to the benefit of, and shall be binding upon, the heirs, legatees, transferees, assigns, personal representatives, owners, insurers, agents, employees, administrators, executors, representatives and/or successors, business entities or successors in interest of any kind whatsoever, of the parties hereto.
     9.     Counterparts. This Memorandum of Understanding may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on the parties hereto, notwithstanding that such parties are not signatory to the same counterpart.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature page to that certain Memorandum of Understanding, dated February 7, 2006.]
IN WITNESS WHEREOF, the parties have caused this Memorandum of Understanding to be executed on the day and year first above mentioned.

FUNimation Productions Management, LLC
By:
	Name:	Gen Fukunaga
	Title:	Manager

FUNimation General Partnership
By:
	Name:	Daniel Cocanougher
	Title:	Managing Partner

FUNimation Management Company, LLC
By:
	Name:	Gen Fukunaga
	Title:	Manager

Daniel Cocanougher, as the Seller Representative
By:
DANIEL COCANOUGHER

GEN FUKUNAGA

DANIEL COCANOUGHER

ROBERT COCANOUGHER

ALLEN COCANOUGHER

JENNIFER B. COCANOUGHER

[Signature page continued to that certain Memorandum of Understanding, dated February 7, 2006.]

DANIEL COCANOUGHER, Custodian for ROBERT A. COCANOUGHER JR., Minor

ROBERT COCANOUGHER SR., Custodian for DANIELLE M. COCANOUGHER, Minor

ROBERT COCANOUGHER SR., Custodian for ELLEN J. COCANOUGHER, Minor

CINDY FUKUNAGA

ROBERT BRENNAN

BARRY WATSON

FUNimation Productions, Ltd. By Navarre CP, LLC, its general partner
By:
Name:
Title:

The FUNimation Store, Ltd. By Navarre CS, LLC, its general partner
By:
Name:
Title:

Navarre CP, LLC
By:
Name:
Title:

[Signature page continued to that certain Memorandum of Understanding, dated February 7, 2006.]

Navarre CS, LLC
By:
Name:
Title:

Navarre CLP, LLC
By:
Name:
Title:

Navarre Corporation
By:
Name:
Title:

EXHIBIT A
ESCROW NOTICE
     The undersigned hereby certify that they are duly authorized to execute and deliver this Escrow Notice on behalf of Navarre CP, LLC, a Minnesota limited liability company (“Navarre CP”), Navarre CS, LLC, a Minnesota limited liability company (“Navarre CS”), Navarre CLP, LLC, a Minnesota limited liability company (“Navarre CLP” and collectively with Navarre CP and Navarre CS, the “Buyers”), and the general and limited partners of the Companies as the Seller Representative.
     Pursuant to Section 3 of the Escrow Agreement (the “Escrow Agreement”), dated May 11, 2005, by and among the Buyers, the Seller Representative and Wells Fargo Bank, National Association (the “Escrow Agent”), the Buyers and the Seller Representative hereby request that the Escrow Agent remit, in immediately available funds, from the Escrow Account to:

Party:	Amount
Navarre Corporation	$11,800,000

Bank Name:

Bank Address:

Account Name:

Account Number:

ABA Routing Number:

Daniel Cocanougher, as Seller Representative	$10,000,000

Bank Name:

Bank Address:

Account Name:

Account Number:

ABA Routing Number:

     All interest earned on the Escrow Funds shall be paid to Daniel Cocanougher, as the Seller Representative.
     All capitalized terms not defined herein shall have the meanings forth in the Escrow Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Escrow Notice.

Date: February 7, 2006	Navarre CP, LLC
By:
Its:

Date: February 7, 2006	Navarre CS, LLC
By:
Its:

Date: February 7, 2006	Navarre CLP, LLC
By:
Its:

Date: February 7, 2006	By:
Daniel Cocanougher, as Seller Representative

2